INVESCO VARIABLE INVESTMENT FUNDS, INC.

                   Supplement to Prospectus dated May 1, 1997

     The section of the above Fund's Prospectus entitled "Management--Health Sciences Fund" is amended to (1) delete the section in its entirety, and (2) substitute the following paragraph in its place:

          The Fund is managed by John Schroer, a Chartered Financial Analyst, who is the head of INVESCO's Health Team. Mr. Schroer has been the portfolio manager of the Fund since October 1997 (co-portfolio manager of the Fund since 1994) and has primary responsibility for the day-to-day management of the Fund's portfolio holdings. Mr. Schroer also manages
     INVESCO Strategic Health Sciences Portfolio and INVESCO Global Health Sciences Fund and is a senior vice president of INVESCO Trust Company and a vice president of INVESCO Global Health Sciences Fund. Mr. Schroer was previously an assistant vice president with Trust Company of the West. Mr. Schroer received a M.B.A. and B.S. from the University of Wisconsin-Madison.

The date of this Supplement is November 3, 1997.